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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - December 1, 2003
                        (Date of Earliest Event Reported)

                        ARMSTRONG WORLD INDUSTRIES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-2116

                Pennsylvania                                23-0366390
                ------------                                ----------
          (State of Incorporation)                       (I.R.S. Employer
                                                        Identification No.)

     2500 Columbia Avenue, Lancaster, PA                       17603
     -----------------------------------                       -----
            (Address of principal                            Zip Code
             executive offices)

       Registrant's telephone number, including area code: (717) 397-0611


                            ARMSTRONG HOLDINGS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 000-50408

               Pennsylvania                                 23-3033414
               ------------                                 ----------
         (State of Incorporation)                        (I.R.S. Employer
                                                        Identification No.)

    2500 Columbia Avenue, Lancaster, PA                        17603
    -----------------------------------                        -----
           (Address of principal                             Zip Code
            executive offices)

       Registrant's telephone number, including area code: (717) 397-0611

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ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.

           On December 1, 2003, Armstrong Holdings, Inc. issued a press release regarding the postponement of its special meeting of shareholders to January 7, 2004. A copy of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.                            Description
-----------                            -----------

    99.1                   Press Release dated December 1, 2003.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ARMSTRONG WORLD INDUSTRIES, INC.



                                      By:  /s/ Walter T. Gangl
                                          --------------------------------------
                                          Name:  Walter T. Gangl
                                          Title: Assistant Secretary

                                      ARMSTRONG HOLDINGS, INC.



                                      By:    /s/ Walter T. Gangl
                                          --------------------------------------
                                          Name:  Walter T. Gangl
                                          Title: Deputy General Counsel
                                                 and Assistant Secretary

Dated:  December 1, 2003



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